Warrants	12 Months Ended
Dec. 31, 2025
Warrants [Abstract]
WARRANTS
12.	WARRANTS

On June 30, 2025, the Company entered into subscription agreement with certain investors, providing for the issuance and sale of 405,162 Units, consisting of 810,324 shares of the Company’s Common Stock and 405,162 warrants to purchase up to 405,162 shares of Common Stock (the “Subscriber Warrants”) for a total subscription amount of $3,500,000 (the “Offering”).

The Subscriber Warrants have an exercise price of $4.32 per share and expire five years from the date of issuance (June 30, 2030). The Subscriber Warrants exercise price and number of underlying shares may be adjusted for customary antidilution events. The Company analyzed the Subscriber Warrants and determined that they met the requirements under ASC 815-40 to be classified in stockholders’ equity.

The Company allocated proceeds from the Offering to the shares of Common Stock sold and the Warrants issued on a relative fair value basis. The measurement of fair value of the Subscriber Warrants was determined utilizing a Black-Scholes model considering all relevant assumptions current at the date of issuance (i.e., share price of $4.56, exercise price of $4.32, term of five years, volatility of 46.0%, risk-free rate of 3.8%, and expected dividend rate of 0.0%). The grant date fair value of the Subscriber Warrants was estimated to be $862,000 and is reflected within additional paid-in capital (based on a relative fair value allocation along with the proceeds allocated to the shares of common stock issued) in the Company’s balance sheet as of December 31, 2025.